Exhibit 4.1

REPUBLIC SERVICES, INC.

to

THE BANK OF NEW YORK

SECOND SUPPLEMENTAL INDENTURE,

Dated as of March 21, 2005

Up to $275,674,000

6.086% Notes due 2035

Supplemental to Indenture dated as of August 15, 2001

     SECOND SUPPLEMENTAL INDENTURE, dated as of March 21, 2005 (the “Second Supplemental Indenture”), between REPUBLIC SERVICES, INC., a Delaware corporation (hereinafter called the “Company”), and THE BANK OF NEW YORK, as trustee under the Base Indenture referred to below (hereinafter called the “Trustee”).

     WHEREAS, the Company entered into an Indenture dated as of August 15, 2001, (the “Base Indenture,” all capitalized terms used in this Second Supplemental Indenture and not otherwise defined being used as defined in the Base Indenture) (the Base Indenture and the Second Supplemental Indenture are hereinafter collectively called the “Indenture”) with the Trustee, for the purposes of issuing its senior notes, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as authorized by or pursuant to the authority granted in one or more resolutions of the Board of Directors of the Company; and

     WHEREAS, the Company proposes to issue up to $275,674,000 aggregate principal amount of its 6.086% Notes due 2035 (such senior notes being referred to herein as the “Senior Notes” and all references to Securities in the Base Indenture shall be deemed to refer also to the Senior Notes and to any Additional Senior Notes (as defined below) unless the context otherwise provides); and

     WHEREAS, Section 901 of the Base Indenture provides that without the consent of the Holders of the Securities of any series issued under the Base Indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Base Indenture to, among other things, establish the form or terms of securities of any series as permitted by Sections 201 and 301 thereof; and

     WHEREAS, the entry into this Second Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture;

     WHEREAS, all things necessary have been done to make this Second Supplemental Indenture, when executed and delivered by the Company, the legal, valid and binding agreement of the Company, in accordance with its terms.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

     The parties hereto mutually covenant and agree as follows:

     SECTION 1. The Base Indenture is hereby amended solely with respect to the Senior Notes, except as otherwise expressly provided herein, as follows:

(A)	By amending Section 101 to add the following definitions:

     “Clearstream” means Clearstream Banking, societe anonyme (or any successor securities clearing agency).

     “Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear Clearance System (or any successor securities clearing agency).

     “Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

     “Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

     “Exchange Securities” has the meaning set forth in the Registration Rights Agreement.

     “Global Securities” means the Rule 144A Global Securities, the Regulation S Global Securities, the IAI Global Securities and the Unrestricted Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 306.

     “IAI Global Securities” means one or more permanent Global Securities in registered form representing the aggregate principal amount of Securities sold to Institutional Accredited Investors.

     “Initial Securities” shall mean the Company’s issuance of 6.086% Notes due 2035, which have not been registered under the Securities Act.

     “Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     “Offering Memorandum” means the offering memorandum, dated February 16, 2005, relating to the issuance of the Initial Securities.

     “Private Placement Legend” has the meaning set forth in Section 202 of this Indenture.

     “Registration Rights Agreement” means the Registration Rights

Agreement, dated as of March 21, 2005, among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Markets Inc., Citigroup Global Markets Inc. and Allen & Company LLC (the “Dealer Managers”).

     “Registration Statement” has the meaning set forth in the Registration Rights Agreement.

     “Regulation S” means Regulation S under the Securities Act, as amended from time to time.

     “Regulation S Global Securities” means one or more permanent Global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

     “Rule 144A” means Rule 144A under the Securities Act, as amended from time to time.

     “Rule 144A Global Securities” means one or more permanent Global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A under the Securities Act.

     “Shelf Registration Statement” has the meaning set forth in the Registration Rights Agreement.

     “Unrestricted Global Securities” means one or more permanent Global Securities in registered form representing the aggregate principal amount of Exchange Securities exchanged for Initial Securities pursuant to the Exchange Offer.

(B)	By amending Section 101 to replace in whole the following definitions thereto in lieu of the corresponding existing definitions, so that in the event of a conflict with the definition of terms in the Base Indenture, the following definitions shall control:

     “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

     “Independent Investment Banker” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Allen & Company LLC and their respective successors, or if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

     “Reference Treasury Dealer” means (1) Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Allen & Company LLC and their respective successors, provided, however, that if such firms shall cease to be primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”), the Company will substitute for such underwriters another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

     “Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

(C)	By amending Section 102 to replace in whole the following table of definition cross-references:

Term	Defined in Section
“Act”	105
“Additional Senior Notes”	301
“Agent Members”	306
“CUSIP”	310
“Defaulted Interest”	309
“Defeased Securities”	401
“Restricted Period”	201
“Security Register”	305
“Security Registrar”	305
“Special Payment Date”	309
“Successor Company”	801
“U.S. Government Obligations”	404

(D)	By amending Section 201 by:

a)	deleting “the form of Exhibit A” in the first sentence and inserting instead “the form of Section 202.”

b)	inserting the following paragraphs following the third paragraph:

“Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more Rule 144A Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit by the Depositary to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided; provided, however, that upon such deposit through and including the 40th day after the later of the commencement of the offering of such Securities and the original issue date of such Securities (such period through and including such 40th day, the “Restricted Period”), all such Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream unless exchanged for interests in the Rule 144A Global Securities in accordance with the transfer and certification requirements described below. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

Securities offered and sold in reliance on Regulation D shall be issued initially in the form of one or more IAI Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the IAI Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

Exchange Securities exchanged for Initial Securities shall be issued initially in the form of one or more Unrestricted Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Exchange Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

With respect to any Additional Senior Notes issued subsequent to the date of this Indenture, (1) all references in Section 202 herein and elsewhere in this Indenture to a Registration Rights Agreement shall be to the registration rights agreement entered into with respect to such Additional Senior Notes, (2) any references in Section 202 and elsewhere in this Indenture to the Exchange Offer, Exchange Offer Registration Statement, Shelf Registration Statement, Registration Default, and any other term related thereto shall be to such terms as they are defined in such registration rights agreement entered into with respect to such Additional Senior Notes, (3) all time periods described in the Securities with respect to the registration of such Additional Senior Notes shall be as provided in such registration rights agreement entered into with respect to such Additional Senior Notes and (4) all provisions of this Indenture shall be construed and interpreted to permit the issuance of such Additional Senior Notes and to allow such Additional Senior Notes to become fungible and interchangeable with the Initial Securities originally issued under this Indenture.”

(E)	By amending Section 202 by deleting the text in its entirety and replacing the text with the following paragraphs:

“Section 202. Form of Face of Security.

               a) The form of the face of any Initial Securities authenticated and delivered hereunder shall be substantially as follows:

     Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, and except to the extent otherwise provided in Section 307(b) hereof, then such Initial Security shall bear the legend set forth below (the “Private Placement Legend”) on the face thereof:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT NEITHER THIS

SECURITY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF OR (Y) AT ANY TIME BY ANY TRANSFEROR THAT WAS AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH OFFER, RESALE, PLEDGE OR OTHER TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE, TO WHOM NOTICE IS GIVEN THAT THE OFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR (WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE WITH A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (5) TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, INCLUDING THAT PROVIDED BY RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTON.”

[Legend if Security is a Global Security]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF

A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THIS INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Legend if Security is a Regulation S Global Security]

THIS SECURITY IS A REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. INTERESTS IN THIS REGULATION S GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THIS INDENTURE), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN A RULE 144A GLOBAL SECURITY UNTIL AFTER THE TERMINATION OF THE RESTRICTED PERIOD OR AS OTHERWISE PERMITTED BY LAW AND CONTEMPLATED BY THIS INDENTURE.

REPUBLIC SERVICES, INC.

____ % NOTE DUE 2035

CUSIP NO. ____________

No. ___________	$ ___________

     Republic Services, Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of ___ ($___) United States dollars on March 15, 2035, at the office or agency of the Company referred to below, and to pay interest thereon from March 21, 2005, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 15, 2005 at the rate of 6.086% per annum, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     The principal amount of the Securities which may be issued is unlimited. The Company may issue additional senior notes of the same class and series as this Security in one or more tranches from time to time without notice to or the consent of the existing holders of the Securities. These additional senior notes are referred to in this Security as the “Additional Securities” and all references to the Securities in this Security or in the Indenture shall include the Additional Securities. The Additional Securities shall vote as a class with all other Securities as to matters as to which such Securities have a vote.

     The Holder of this Initial Security is entitled to the benefits of a Registration Rights Agreement, dated March 21, 2005, among the Company and the Dealer Managers named therein, pursuant to which, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Security shall have the right to exchange this Security for 6.086% Notes due 2035 (herein called the “Exchange Securities”) in like principal amount as provided therein. In addition, the Company has agreed to register the Securities for resale under the Securities Act through a Shelf Registration Statement under certain circumstances. The Initial Securities and the Exchange Securities are together referred to as the “Securities.” The Initial Securities rank pari passu in right of payment with the Exchange Securities. The interest rate on the Initial Securities may increase pursuant to the terms set forth in the Registration Rights Agreement.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Initial Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by the Indenture not inconsistent with the requirements of such exchange, all as more fully provided in the Indenture.

     Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose (which initially will be a corporate trust office of the Trustee or its affiliate located at 101 Barclay Street, Floor 8W, New York, NY 10286), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

REPUBLIC SERVICES, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

     This is one of the 6.086% Notes due 2035 referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee
By:
Authorized Signatory

Dated:

[FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including zip code of assignee)

Insert Taxpayer Identification No.

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

     In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or two years after the issuance of the relevant Securities, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with this Security, and that:

[Check One]

☐ (a)	this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder.

or

☐ (b)	this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of, and elsewhere in, the Indenture shall have been satisfied.

Dated:

______________________________________
NOTICE: The signature to this assignment must
correspond with the name as written upon the face
of the within-mentioned instrument in every
particular, without alteration or any change
whatsoever.

Signature Guarantee:

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

______________________________________ NOTICE: To be executed by an authorized signatory

          b) The form of the face of any Exchange Securities authenticated and delivered hereunder shall be substantially as follows:

[Legend if Security is a Global Security]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REPUBLIC SERVICES, INC.

6.086% NOTE DUE 2035

CUSIP NO. ___________

No. ___________	$ ___________

     Republic Services Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of ___ ($___) United States dollars on March 15, 2035, at the office or agency of the Company referred to below, and to pay interest thereon from March 21, 2005, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 21, 2005 at the rate of 6.086% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Initial Security exchanged for this Exchange Security, interest on this Exchange Security shall accrue from the most recent Interest Payment Date to which interest on the Initial Security which was exchanged for this Exchange Security has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     The principal amount of the Securities which may be issued is unlimited. The Company may issue additional senior notes of the same class and series as this Security in one or more tranches from time to time without notice to or the consent of the existing holders of the Securities. These additional senior notes are referred to in this Security as the “Additional Securities” and all references to the Securities in this Security or in the Indenture shall include the Additional Securities. The Additional Securities shall vote as a class with all other Securities as to matters as to which such Securities have a vote.

     This Exchange Security was issued pursuant to the Exchange Offer pursuant to which the 6.086% Notes due 2035 (herein called the “Initial Securities”) in like principal amount were exchanged for the Exchange Securities. The Exchange Securities rank pari passu in right of payment with the Initial Securities.

     For any period in which the Initial Security exchanged for this Exchange Security was outstanding, additional interest may be due and owing on the Initial Security in accordance with the terms of the Registration Rights Agreement.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Exchange Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by the Indenture not inconsistent with the requirements of such exchange, all as more fully provided in the Indenture.

     Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose (which initially will be a corporate trust office of the Trustee or its affiliate located at 101 Barclay Street, Floor 8W, New York, NY 10286), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

REPUBLIC SERVICES, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

     This is one of the 6.086% Notes due 2035 referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee
By:
Authorized Signatory

Dated:

FORM OF TRANSFEREE CERTIFICATE

I or we assign and transfer this Security to:

Please insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee and irrevocably appoint

[Agent], to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated __________________	Signed __________________
(Sign exactly as name appears on the other side of this Security)

     [Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]”

     (F) By adding the following Section 203:

          “Section 203. Form of Reverse of Securities.

          a) The form of the reverse of the Initial Securities shall be substantially as follows:

REPUBLIC SERVICES, INC.

6.086% Note due 2035

     This Security is one of a duly authorized issue of Securities of the Company designated as its 6.086% Notes due 2035 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $ ___, issued under and subject to the terms of an indenture (herein called the “Indenture”) dated as of August 15, 2001, among the Company and The Bank of New York, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a Second Supplemental Indenture, dated as of March 21, 2005, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities may be redeemed at any time, at the option of the Company, in whole or in part, at any time and from time to time, upon not less than 30 and not more than 60 days’ notice to the Holders thereof as provided in the Indenture, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 25 basis points, plus, in each case, accrued interest to the Redemption Date (subject to the right of holders of record of such Securities on relevant record dates to receive interest due on an interest payment date), if any.

     If less than all of the Securities are to be redeemed, the Trustee shall select, not more than 60 nor less than 30 days before the Redemption Date, the Securities or portions thereof to be redeemed on a pro rata basis, by lot or by any other method the Trustee shall deem fair and appropriate.

     In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

     In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain covenants and Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities of such series and certain past Defaults and Events of Default under the Indenture and the Securities and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Certificated securities may not be transferred to beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities, the Regulation S Global Securities

or the IAI Global Securities unless (i) the Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security. Upon any such issuance, the Trustee is required to register such certificated Initial Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Initial Securities would be required to include the Private Placement Legend unless the Legend is not required by applicable law.

     Initial Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Initial Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

     At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of an Initial Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Initial Security who such Holder informs the Company is reasonably believed to be a “Qualified Institutional Buyer” within the meaning of Rule 144A under the Securities Act in order to permit compliance by such Holder with Rule 144A under the Securities Act.

     Except as indicated in the Indenture, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          b) The form of the reverse of the Exchange Securities shall be substantially as follows:

REPUBLIC SERVICES, INC.

6.086% Note due 2035

     This Security is one of a duly authorized issue of Securities of the Company designated as its 6.086% Notes due 2035 (herein called the “Exchange Securities”), issued under and subject to the terms of an indenture (herein called the “Indenture”) dated as of August 15, 2001, among the Company and The Bank of New York, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by a Second Supplemental Indenture, dated as of March 21, 2005, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities may be redeemed at any time, at the option of the Company, in whole or in part, at any time and from time to time, upon not less than 30 and not more than 60 days’ notice to the Holders thereof as provided in the Indenture, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 25 basis points, plus, in each case, accrued interest to the Redemption Date (subject to the right of holders of record of such Securities on relevant record dates to receive interest due on an interest payment date), if any.

     If less than all of the Securities are to be redeemed, the Trustee shall select, not more than 60 nor less than 30 days before the Redemption Date, the Securities or portions thereof to be redeemed on a pro rata basis, by lot or by any other method the Trustee shall deem fair and appropriate.

     In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

     In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain covenants and Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

     The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities of such series and certain past Defaults and Events of Default under the Indenture and the Securities and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Certificated securities may not be transferred to beneficial holders in exchange for their beneficial interests in the Exchange Securities unless (i) the Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security. Upon any such issuance, the Trustee is required to register such certificated Exchange Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

     Exchange Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Exchange Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

     Except as indicated in the Indenture, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.”

(G)	By inserting after the first sentence in Section 301 the following:

“The aggregate principal amount of Senior Notes which may be issued under this Indenture, as supplemented by the Second Supplemental Indenture, dated as of March 21, 2005, shall be unlimited and the Company may issue additional senior notes of the same class and series as the Senior Notes in one or more tranches from time to time, without notice to or the consent of existing holders of the Securities (the “Additional Senior Notes”). The Additional Senior Notes shall have the same terms as all other Senior Notes and all references in the Indenture (as supplemented the Second Supplemental Indenture, dated as of March 21, 2005) shall be deemed to also refer to the Additional Senior Notes. The Additional Senior Notes shall vote as a class with all other Senior Notes as to matters as to which such Senior Notes have a vote.”

(H)	By amending Section 305:

a)	by deleting “.” at the end of the fourth paragraph and adding the following clause:

“; provided that no exchange of Initial Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and the Exchange Offer shall have expired; and provided, further, however that the Initial Securities exchanged for the Exchange Securities shall be canceled.”

b)	By deleting “in Exhibits A and B hereto” at the end of paragraph nine and inserting instead “in Section 202 hereto.”

c)	By adding the following paragraph after the ninth paragraph:

“Every Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Security pursuant to Section 202, and the restrictions set forth in this Section 305, and the Holder of each Security, by such Holder’s acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.”

(I)	By amending Section 306(a) by deleting “in Exhibits A and B hereto” at the end of paragraph one and inserting instead “in Section 202 hereto.”

(J)	By renumbering each of Section 307, Section 308, Section 309, Section 310, Section 311 and Section 312 to now become Section 308, Section 309, Section 310, Section 311, Section 312 and Section 313, respectively; by deleting “this Section 308” in the last paragraph of Section 308 and inserting instead “this Section 309;” by deleting “subject to Section 308” in Section 310 and inserting instead “subject to Section 309;” by deleting “this Section 311” in the last paragraph of Section 311 and inserting instead “this Section 312;” and by inserting the following as Section 307:

“Section 307. Special Transfer and Exchange Provisions.

          a) Certain Transfers and Exchanges. Transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 307 shall be made only in accordance with this Section 307 and subject in each case to the Applicable Procedures.

     (i) Rule 144A Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this paragraph and paragraph (viii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Rule 144A Global Security in an equal principal amount be debited from another specified Agent Member’s account and (b) a Regulation S Certificate in the form of Exhibit A hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Rule 144A Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to paragraph (viii) below, shall reduce the principal amount of the Rule 144A Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 306(c).

     (ii) Rule 144A Global Security to IAI Global Security. If the owner of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the IAI Global Security, such transfer may be effected only in accordance with the provisions of this paragraph and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the IAI Global Security in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Rule 144A Global Security in an equal principal amount be debited from another specified Agent Member’s account and (b) an Institutional Accredited Investor Certificate in the form of Exhibit C hereto, satisfactory to the Trustee, then the Trustee, as Security Registrar, shall reduce the principal amount of the Rule 144A Global Security and increase the principal amount of the IAI Global Security by such specified principal amount as provided in Section 306(c).

     (iii) Regulation S Global Security to Rule 144A Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected only in accordance with this paragraph and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Rule 144A Global Security in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member’s account and (b) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate in the form of Exhibit B hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Rule 144A Global Security by such specified principal amount as provided in Section 306(c).

     (iv) Regulation S Global Security to IAI Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the IAI Global Security, such transfer may be effected only in accordance with this paragraph and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the IAI Global Security in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member’s account and (b) if such transfer is to occur during the Restricted Period, an Institutional Accredited Investor Certificate in the form of Exhibit C hereto, satisfactory to the Trustee, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the IAI Global Security by such specified principal amount as provided in Section 306(c).

     (v) IAI Global Security to Regulation S Global Security. If the owner of a beneficial interest in the IAI Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this paragraph and paragraph (viii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the IAI Global Security in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the IAI Global Security in an equal principal amount be debited from another specified Agent Member’s account and (b) a Regulation S Certificate in the form of Exhibit A hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the IAI Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to paragraph (viii) below, shall reduce the principal amount of the IAI Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 306(c).

     (vi) IAI Global Security to Rule 144A Global Security. If the owner of a beneficial interest in the IAI Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected only in accordance with this paragraph and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Rule 144A Global Security in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the IAI Global Security in an equal principal amount be debited from another specified Agent Member’s account and (b) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate in the form of Exhibit B hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the IAI Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the IAI Global Security and increase the principal amount of the Rule 144A Global Security by such specified principal amount as provided in Section 306(c).

     (vii) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 307(b); provided that, if such interest is a beneficial interest in the Rule 144A Global Security, or if such interest is a beneficial interest in the IAI Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall bear the Private Placement Legend (subject in each case to Section 307(b)).

     (viii) Regulation S Global Security to be Held Through Euroclear or Clearstream During Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this paragraph (viii) shall not prohibit any transfer or exchange of such an interest in accordance with paragraph (ii) above.

          b) Private Placement Legends. Rule 144A Global Securities and their Successor Securities, IAI Global Securities and their Successor Securities and Regulation S Global Securities and their Successor Securities shall bear a Private Placement Legend, subject to the following:

     (i) subject to the following clauses of this Section 307(b), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Private Placement Legend borne by such Global Security while represented thereby;

     (ii) subject to the following clauses of this Section 307(b) herein, a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Private Placement Legend borne by such other Security;

     (iii) all Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities, shall not bear a Private Placement Legend;

     (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Private Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate substantially in the form of Exhibit D hereto, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

     (v) a new Security which does not bear a Private Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company’s judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

     (vi) notwithstanding the foregoing provisions of this Section 307(b), a Successor Security of a Security that does not bear a particular form of Private Placement Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a “restricted security” within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Private Placement Legend in exchange for such Successor Security as provided in this Article Three.

     By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder’s Security in violation of any provision of this Indenture and/or applicable United States Federal or state securities law.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.”

(K)	By amending Section 401 by adding the following sentence at the end thereof as follows:

“Both Section 402 (defeasance) and Section 403 (covenant defeasance) shall apply to the Senior Notes.”

(L)	By amending Section 508 by deleting “subject to Section 308” and inserting instead “subject to Section 309”.

(M)	By amending Section 901 by:

(a)	deleting “.” at the end of clause (m) and inserting instead “; and”; and

(b)	inserting the following clause after clause (m):

“(n) to add additional Securities of the same class and series in one or more tranches from time to time.”

(N)	By amending Section 1005(c) by deleting “Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets” and inserting instead “Exempted Debt (including the Indebtedness to be secured by Liens created or assumed under this Section 1005(c)) does not exceed 20% of Consolidated Net Tangible Assets.”

(O)	By amending Section 1101 to add the following at the end of the first paragraph:

“The Senior Notes will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Senior Notes to be redeemed, and

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 25 basis points. Accrued interest will be payable to the redemption date.”

(P)	By amending Section 1107 by deleting “of Section 308” at the end of the first paragraph and inserting instead “of Section 309.”

(Q)	By amending Section 1201(a)(1) by deleting “as provided in Section 308” and inserting instead “as provided in Section 309.”

(R)	By deleting Exhibit A thereto in its entirety and inserting in its place the following:

“EXHIBIT A

REGULATION S CERTIFICATE

(For transfers pursuant to § 307(a)(i) and § 307(a)(v) of the Indenture)

The Bank of New York
101 Barclay Street – 8 West
New York, NY 10286
Attention: Corporate Trust Administration

     Re: 6.086% Notes due 2035 of Republic Services, Inc. (the “Securities”)

     Reference is made to the indenture, dated as of August 15, 2001 (the “Base Indenture”), among Republic Services, Inc., a Delaware corporation (the “Company”) and The Bank of New York, a New York banking corporation, as trustee (the “Trustee”), supplemented by the Second Supplemental Indenture, dated as of March 21, 2005 (the “Second Supplemental Indenture”), each among the Company and the Trustee (the Second Supplemental Indenture, together with the Base Indenture, are referred to herein as the “Indenture”). Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the “Securities Act”) are used herein as so defined.

     This certificate relates to US$___ principal amount of Securities, which are evidenced by the following certificate(s) (the “Specified Securities”):

CUSIP No(s). ___________________________

CERTIFICATE No(s). ____________________

     The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner.” The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the

“Transferee”) who will take delivery in the form of a Regulation S Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

(1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

(A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

(B) the offer of the Specified Securities was not made to a person in the United States;

(C) either:

     (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

     (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

(E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

(F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

(2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

(A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

(B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)
By:
Name:
Title:

(If the Undersigned is a corporation, partnership or
fiduciary, the title of the person signing on behalf
of the Undersigned must be stated.)”

(S)	By inserting the following Exhibit B, to follow Exhibit A previously inserted:

“EXHIBIT B

RESTRICTED SECURITIES CERTIFICATE

(For transfers pursuant to § 307(a)(iii) and § 307(a)(viii) of the Indenture)

The Bank of New York
101 Barclay Street – 8 West
New York, NY 10286
Attention: Corporate Trust Administration

Re:	6.086% Notes due 2035 of Republic Services, Inc. (the “Securities”)

     Reference is made to the indenture, dated as of August 15, 2001 (the “Base Indenture”), among Republic Services, Inc., a Delaware corporation (the “Company”) and The Bank of New York, a New York banking corporation, as trustee (the “Trustee”), supplemented by the Second Supplemental Indenture, dated as of March 21, 2005 (the “Second Supplemental Indenture”), each among the Company and the Trustee (the Second Supplemental Indenture, together with the Base Indenture, are referred to herein as the “Indenture”). Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the “Securities Act”) are used herein as so defined.

     This certificate relates to US$___ principal amount of Securities, which are evidenced by the following certificate(s) (the “Specified Securities”):

CUSIP No(s). ___________________________
ISIN No(s). If any. ____________________
CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner.” The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the “Transferee”) who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

(1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

(A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

(B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

(2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

(A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

(B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)
By:
Name:
Title:

(If the Undersigned is a corporation, partnership or
fiduciary, the title of the person signing on behalf
of the Undersigned must be stated.)”

(T)	By inserting the following C, to follow Exhibit B previously inserted:

“EXHIBIT C

INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE

(For transfers pursuant to § 307(a)(ii) and § 307(a)(iv) of the Indenture)

The Bank of New York
101 Barclay Street – 8 West
New York, NY 10286
Attention: Corporate Trust Administration

Re:	6.086% Notes due 2035 of Republic Services, Inc. (the “Securities”)

     Reference is made to the indenture, dated as of August 15, 2001 (the “Base Indenture”), among Republic Services, Inc., a Delaware corporation (the “Company”) and The Bank of New York, a New York banking corporation, as trustee (the “Trustee”), supplemented by the Second Supplemental Indenture, dated as of March 21, 2005 (the “Second Supplemental Indenture”), each among the Company and the Trustee (the Second Supplemental Indenture, together with the Base Indenture, are referred to herein as the “Indenture”). Terms used herein and defined in the Indenture are used herein as so defined.

     We are delivering this letter in connection with the proposed transfer of $___ principal amount of Securities.

     We, the undersigned, hereby confirm that:

     (i) we are an “accredited investor” within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the “Securities Act”), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an “Institutional Accredited Investor”);

     (ii) the purchase of the Securities by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an “accredited investor” within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a “bank,” within the meaning of Section 3(a)(2) of the Securities Act, or a “savings and loan association” or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

     (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities; and

     (iv) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling the Securities, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

     We understand that the Securities were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell or otherwise transfer such Securities prior to the date (the “Resale Restriction Termination Date”) which is two years after the later of the original issuance of the Securities and the last date on which the Company or an affiliate of the Company was the owner of the Security, such Securities may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, or (ii) for as long as the Securities are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or (iii) to an Institutional Accredited Investor that is acquiring the Security for its own account, or for the account of such Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, or (v) pursuant to another available exemption from registration under the Securities Act (if applicable), or (vi) pursuant to a registration statement which has been declared effective under the Securities Act and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. We further agree to provide any person purchasing any of the Securities other than pursuant to clause (vi) above from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the trustee or the transfer agent, as the case may be, for the Securities will not be required to accept for registration of transfer any Securities pursuant to (iii), (iv) or (v) above except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the undersigned, as or on behalf of the owner and that such Global Security will bear a legend reflecting the substance of this paragraph other than certificates representing Securities transferred pursuant to clause (vi) above.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:

(Print the name of the Institutional Accredited Investor)
By:
Name:
Title:”

(U)	By inserting the following D after Exhibit C previously inserted:

“EXHIBIT D

UNRESTRICTED SECURITIES CERTIFICATE

(For removal of Securities Act Legends pursuant to § 307(b) of the Indenture)

The Bank of New York
101 Barclay Street – 8 West
New York, NY 10286
Attention: Corporate Trust Administration

Re:	6.086% Notes due 2035 of Republic Services, Inc. (the “Securities”)

     Reference is made to the indenture, dated as of August 15, 2001 (the “Base Indenture”), among Republic Services, Inc., a Delaware corporation (the “Company”) and The Bank of New York, a New York banking corporation, as trustee (the “Trustee”), supplemented by the Second Supplemental Indenture, dated as of March 21, 2005 (the “Second Supplemental Indenture”), each among the Company and the Trustee (the Second Supplemental Indenture, together with the Base Indenture, are referred to herein as the “Indenture”). Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the “Securities Act”) are used herein as so defined.

     This certificate relates to US$______ principal amount of Securities, which are evidenced by the following certificate(s) (the “Specified Securities”):

CUSIP No(s). ___________________________

CERTIFICATE No(s). _____________________

     The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner.” If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Private Placement Legend pursuant to Section 307(b) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)
By:
Name:
Title:

(If the Undersigned is a corporation, partnership or
fiduciary, the title of the person signing on behalf
of the Undersigned must be stated.)”

     SECTION 2. The Base Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Second Supplemental Indenture supersede any similar provisions included in the Base Indenture unless not permitted by law.

     SECTION 3. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     SECTION 4. All covenants and agreements in this Second Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 5. In the event that any provision in this Second Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or of the other series of senior notes) shall not in any way be affected or impaired thereby.

     SECTION 6. Nothing in this Second Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of the Senior Notes any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

     SECTION 7. This Second Supplemental Indenture and each Security shall be deemed to a contract made under the laws of the State of New York and this Second Supplemental Indenture and each such Senior Note shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. All terms used in this Second Supplemental Indenture not otherwise defined herein that are defined in the Base Indenture shall have the meanings set forth therein.

     SECTION 9. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Second Supplemental Indenture.

     SECTION 10. The recitals contained herein and in the senior notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the senior notes. The Trustee shall not be accountable for the use or application by the Company of senior notes or the proceeds thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

REPUBLIC SERVICES, INC. as Issuer
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Vice President, Finance and Treasurer

THE BANK OF NEW YORK as Trustee
By:	/s/ George W. Bemister, III
	Name:	George W. Bemister, III
	Title:	Agent